Click Here to Edit Title April 24, 2024 First Quarter 2024 Earnings

Click Here to Edit Titleautionary Statement 2 Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures This presentation contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, the Company’s second quarter 2024 and full year 2024 outlook including expected sales, expected organic sales, expected earnings per share, expected adjusted earnings per share, estimated net income and estimated adjusted EBITDA and the assumptions underlying these expectations, anticipated future acquisition behavior, resource deployment and focus and organic and inorganic growth, anticipated trends in end markets, and the anticipated benefits of the Company’s recent acquisitions, and are indicated by words or phrases such as “anticipates,” “estimates,” “plans,” “guidance,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “management believes,” “the Company believes,” “the Company intends” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this presentation. The risks and uncertainties include, but are not limited to, the following: levels of industrial activity and economic conditions in the U.S. and other countries around the world, including uncertainties in the financial markets; pricing pressures, including inflation and rising interest rates, and other competitive factors and levels of capital spending in certain industries; the impact of catastrophic weather events, natural disasters and public health threats; economic and political consequences resulting from terrorist attacks and wars; the Company’s ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; cybersecurity incidents; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the Company operates; developments with respect to trade policy and tariffs; interest rates; capacity utilization and the effect this has on costs; labor markets; supply chain conditions; market conditions and material costs; risks related to environmental, social and corporate governance issues, including those related to climate change and sustainability; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the Company’s most recent annual report on Form 10-K and the Company’s subsequent quarterly reports filed with the Securities and Exchange Commission (“SEC”) and the other risks discussed in the Company’s filings with the SEC. The forward-looking statements included here are only made as of the date of this presentation, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented here. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release which is available on our website.

Click Here to Edit TitleIDEX Ov rview 3  Solid execution and strong cash generation  Sequential orders lift in Industrials & Water  Differing rates of recovery in HST targeted markets  Dispensing better performance than expected • Strength in Water due to global municipal budgets • Industrial day rates steady • Life Science & Analytical Instrumentation recovery timing remains uncertain • Continued focus on targeted growth bets, M&A, talent and execution First Quarter Results Looking Ahead

Click Here to Edit TitleQ1 2024 Financial Performance 4 ($ in millions excl. EPS) $845 $801 Q1'23 Q1'24 Sales -6% Organic* *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q1 ‘24 earnings release. 27.2% 26.0% Q1'23 Q1'24 Adj. EBITDA Margin* -120 bps $2.09 $1.88 Q1'23 Q1'24 Adj. EPS* -10% $121 $137 Q1'23 Q1'24 Free Cash Flow* +13% Solid results despite challenging comps and strong Free Cash Flow Organic FX M&A YoY∆ Sales Growth -6% - 1% -5%

Click Here to Edit TitleQ1 2024 Adjusted EBITDA Walk 5 ($ in millions) *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q1 ‘24 earnings release. Price & Productivity performance mitigating volume headwinds 1Q’23 Act Adj. EBITDA Organic Flow Thru Price / Productivity / Inflation Mix Resource Investment / Discretionary Acq / Div / FX 1Q’24 ACT Adj. EBITDA Flow thru @ PY GM%* 45.2% Organic flow thru** (50%) **Excludes Acquisition, Divestiture, FX Total flow through (48%)

Click Here to Edit TitleQ1 2024: Fluid & Metering Technologies 6 ($ in millions) $322 $314 Q1'23 Q1'24 Sales -3% Organic* *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q1 ‘24 earnings release. 33.0% 33.6% Q1'23 Q1'24 Adj. EBITDA Margin* +60 bps Positive market signals continue excluding Agriculture $336 $314 Q1'23 Q1'24 Orders -7% Organic* Organic FX M&A YoY∆ Sales Growth -3% - - -3% Highlights • Water project timing headwind • Energy market remains stable • Ag cyclically down • Profitability improvement driven by price/cost and productivity Key Markets Health 2024 Water Solutions & Services Diversified Industrials Agriculture Positive Catalysts Stable / moderate lift Flat / No signs of bounce back / Cyclically down

Click Here to Edit TitleQ1 2024: Health & Science Technologies 7 ($ in millions) $351 $310 Q1'23 Q1'24 Sales -13% Organic* *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q1 ‘24 earnings release. 28.7% 26.2% Q1'23 Q1'24 Adj. EBITDA Margin* -250 bps Mixed Market Signals, Focus on Growth Bets $318 $314 Q1'23 Q1'24 Orders -2% Organic* Organic FX M&A YoY∆ Sales Growth -13% - 1% -12% Highlights • Life Science / Analytical Instrumentation in line with expectation • Semiconductor improving • Industrials stable • Lower volume leverage partially offset by price/cost and operational productivity Key Markets Health 2024 Industrials Semiconductor Life Sciences Analytical Instrumentation Positive Catalysts Stable / moderate lift Flat / No signs of bounce back / Cyclically down

Click Here to Edit Title Positive Catalysts Stable / moderate lift Flat / No signs of bounce back / Cyclically down Q1 2024: Fire & Safety / Diversified Products 8 ($ in millions) $174 $178 Q1'23 Q1'24 Sales +2% Organic* *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q1 ‘24 earnings release. 28.5% 28.9% Q1'23 Q1'24 Adj. EBITDA Margin* +40 bps Dispensing wins in emerging markets with margin expansion $176 $194 Q1'23 Q1'24 Orders +10% Organic* Organic FX M&A YoY∆ Sales Growth 2% - 2% Highlights • Dispensing project wins in emerging markets • Stability in Fire & Rescue • BAND-IT strength in automotive • Profitability improvement driven by price/cost performance Key Markets Health 2024 Fire & Rescue Auto, Aero & Defense Dispensing

Click Here to Edit Title2024 Guidance Summary 9 *This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or in our Q1 ‘24 earnings release. Second Quarter Full Year Current Guidance Current Guidance Revenue % vs Prior Year Organic* (3%) – (2%) 0% - 2% growth EBITDA % Adjusted* ~27.5% ~28% Earnings Per Share Reported* $1.75 - $1.80 $7.13 - $7.43 Earnings Per Share Adjusted* $2.00 - $2.05 $8.15 - $8.45 Other Modeling Items: FX Impact on Sales Acquisition/Divesture impact on Sales 0% -a) 0% 0% ~1% Depreciation $ ~$17 Million ~$71 Million Amortization $ ~$24 Million ~$98 Million Net Interest $ ~$10 Million ~$43 Million Capital Expenditures $75+ Million Tax Rate ~23% ~23% Free Cash Flow % of Adjusted Net Income 100%+ Corporate costs ~$22 Million ~$95 Million (a – Based on 3/31/2024 FX Rate Earnings per share estimates exclude all future acquisitions and any future restructuring expenses

IDEX Value Drivers ORGANIC GROWTH INORGANIC GROWTH MARGIN EXPANSION • Leading market entitlement • Pricing Execution • Growth Bets Prioritization • Strong funnel of M&A opportunities • Fast growing companies • Disciplined capital deployment • Leading the IDEX Op Model • 80/20 • Leverage

Click Here to Edit Title Non-GAAP Reconciliations

Table 1: Reconciliations of the Change in Net Sales to Organic Net Sales Three Months Ended March 31, 2024 FMT HST FSDP IDEX Change in net sales (3%) (12%) 2% (5%) Less: Net impact from acquisitions/divestitures(1) —% 1% —% 1% Impact from foreign currency —% —% —% —% Change in organic net sales (3%) (13%) 2% (6%) (1) Represents the sales from acquired or divested businesses during the first 12 months of ownership or prior to divestiture. Table 2: Reconciliations of Reported-to-Adjusted Gross Profit and Gross Margin (dollars in millions) Three Months Ended March 31, 2024 2023 Gross profit $ 357.4 $ 382.5 Fair value inventory step-up charge 2.5 — Adjusted gross profit $ 359.9 $ 382.5 Net sales $ 800.5 $ 845.4 Gross margin 44.6% 45.2% Adjusted gross margin 45.0% 45.2% Table 3: Reconciliations of Reported-to-Adjusted Net Income Attributable to IDEX and Diluted EPS Attributable to IDEX (in millions, other than per share amounts) Three Months Ended March 31, 2024 2023 Reported net income attributable to IDEX $ 121.4 $ 139.8 Fair value inventory step-up charge 2.5 — Tax impact on fair value inventory step-up charge (0.5) — Restructuring expenses and asset impairments 1.1 0.5 Tax impact on restructuring expenses and asset impairments (0.3) (0.1) Acquisition-related intangible asset amortization 24.6 23.6 Tax impact on acquisition-related intangible asset amortization (5.6) (5.2) Adjusted net income attributable to IDEX $ 143.2 $ 158.6 Reported diluted EPS attributable to IDEX $ 1.60 $ 1.84 Fair value inventory step-up charge 0.03 — Tax impact on fair value inventory step-up charge (0.01) — Restructuring expenses and asset impairments 0.01 0.01 Tax impact on restructuring expenses and asset impairments — — Acquisition-related intangible asset amortization 0.32 0.31 Tax impact on acquisition-related intangible asset amortization (0.07) (0.07) Adjusted diluted EPS attributable to IDEX $ 1.88 $ 2.09 Diluted weighted average shares outstanding 75.9 75.9

### *Table 4: Reconciliations of Net Income to Adjusted EBITDA (dollars in millions)*

| | Three Months Ended March 31, | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | 2024 | | | | | 2023 | | | | |
| | FMT | HST | FSDP | Corporate | IDEX | FMT | HST | FSDP | Corporate | IDEX |
| **Reported net income** | $ — | $ — | $ — | $ — | $ 121.3 | $ — | $ — | $ — | $ — | $ 139.8 |
| Provision for income taxes | — | — | — | — | 33.2 | — | — | — | — | 40.0 |
| Interest expense - net | — | — | — | — | 9.4 | — | — | — | — | 13.1 |
| Other (income) expense - net | — | — | — | — | (2.7) | — | — | — | — | (0.6) |
| **Operating income (loss)** | 94.8 | 49.2 | 47.7 | (30.5) | 161.2 | 96.5 | 77.5 | 46.0 | (27.7) | 192.3 |
| Other income (expense) - net | 0.5 | 2.1 | (0.2) | 0.3 | 2.7 | 0.5 | (0.3) | (0.2) | 0.6 | 0.6 |
| Depreciation | 4.3 | 9.4 | 2.3 | 0.2 | 16.2 | 3.1 | 7.3 | 2.1 | 0.3 | 12.8 |
| Amortization | 5.3 | 17.7 | 1.6 | — | 24.6 | 6.0 | 15.9 | 1.7 | — | 23.6 |
| Fair value inventory step-up charge | — | 2.5 | — | — | 2.5 | — | — | — | — | — |
| Restructuring expenses and asset impairments | 0.5 | 0.5 | — | 0.1 | 1.1 | 0.1 | 0.3 | 0.1 | — | 0.5 |
| **Adjusted EBITDA** | $ 105.4 | $ 81.4 | $ 51.4 | $ (29.9) | $ 208.3 | $ 106.2 | $ 100.7 | $ 49.7 | $ (26.8) | $ 229.8 |
| | | | | | | | | | | |
| **Net sales (eliminations)** | $ 313.7 | $ 310.1 | $ 178.0 | $ (1.3) | $ 800.5 | $ 321.8 | $ 351.0 | $ 174.4 | $ (1.8) | $ 845.4 |
| | | | | | | | | | | |
| **Net income margin** | | | | | 15.2% | | | | | 16.5% |
| **Adjusted EBITDA margin** | 33.6% | 26.2% | 28.9% | n/m | 26.0% | 33.0% | 28.7% | 28.5% | n/m | 27.2% |

### *Table 5: Reconciliations of Cash Flows from Operating Activities to Free Cash Flow (dollars in millions)*

| | Three Months Ended March 31, | |
|---|---|---|
| | 2024 | 2023 |
| **Cash flows from operating activities** | $ 156.6 | $ 147.9 |
| **Less: Capital expenditures** | 20.0 | 26.6 |
| **Free cash flow** | $ 136.6 | $ 121.3 |

### *Table 6: Reconciliation of Estimated 2024 Change in Net Sales to Change in Organic Net Sales*

| | Guidance | | | |
|---|---|---|---|---|
| | Second Quarter 2024 | | Full Year 2024 | |
| | Low End | High End | Low End | High End |
| **Change in net sales** | (3%) | (2%) | 1% | 3% |
| **Less:** | | | | |
| Net impact from acquisitions/divestitures | —% | —% | 1% | 1% |
| Impact from foreign currency | —% | —% | —% | —% |
| **Change in organic net sales** | (3%) | (2%) | —% | 2% |

Table 7: Reconciliation of Estimated 2024 Diluted EPS Attributable to IDEX to Adjusted Diluted EPS Attributable to IDEX Guidance Second Quarter 2024 Full Year 2024 Estimated diluted EPS attributable to IDEX $1.75 - $1.80 $7.13 - $7.43 Fair value inventory step-up charge — 0.03 Tax impact on fair value inventory step-up charge — (0.01) Restructuring expenses and asset impairments — 0.01 Tax impact on restructuring expenses and asset impairments — — Acquisition-related intangible asset amortization 0.32 1.28 Tax impact on acquisition-related intangible asset amortization (0.07) (0.29) Estimated adjusted diluted EPS attributable to IDEX $2.00 - $2.05 $8.15 - $8.45 Table 8: Reconciliation of Estimated 2024 Net Income to Adjusted EBITDA (dollars in millions) Guidance Second Quarter 2024 Full Year 2024 Low End High End Low End High End Reported net income $ 133.3 $ 136.4 $ 541.5 $ 564.5 Provision for income taxes 39.8 40.8 162.0 168.9 Interest expense - net 10.4 10.4 42.6 42.6 Depreciation 17.4 17.4 70.8 70.8 Amortization of intangible assets 24.2 24.2 97.5 97.5 Fair value inventory step-up charge — — 2.5 2.5 Restructuring expenses and asset impairments — — 1.1 1.1 Adjusted EBITDA $ 225.1 $ 229.2 $ 918.0 $ 947.9 Net sales $ 819.1 $ 828.1 $ 3,320.3 $ 3,385.6 Net income margin 16.3% 16.5% 16.3% 16.7 % Adjusted EBITDA margin 27.5% 27.7% 27.6% 28.0%